As filed with the Securities and Exchange Commission on August 6, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22727

The Cushing MLP Infrastructure Fund
(Exact name of registrant as specified in charter)

8117 Preston Road, Suite 440 Dallas, TX 75225
(Address of principal executive offices) (Zip code)

Jerry V. Swank
8117 Preston Road, Suite 440 Dallas, TX 75225
(Name and address of agent for service)

214-692-6334
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  May 31, 2015

Item 1. Reports to Stockholders.

THE CUSHING® MLP INFRASTRUCTURE FUND

SEMI-ANNUAL REPORT

MAY 31, 2015 (Unaudited)

The Cushing® MLP Infrastructure Fund
TABLE OF CONTENTS

Unitholder Letter	1

Allocation of Portfolio Assets	4

Schedule of Investments	5

Statement of Assets and Liabilities	7

Statement of Operations	8

Statement of Changes in Net Assets	9

Statement of Cash Flows	10

Financial Highlights	11

Notes to Financial Statements	12

Additional Information	16

Board Approval of Investment Management Agreement	18

The Cushing® MLP Infrastructure Fund
UNITHOLDER LETTER

Dear Fellow Unitholder,

For the six month fiscal period ended May 31, 2015 (the “period”), the Cushing® MLP Infrastructure Fund delivered a        –1.70% total return, versus total returns of +2.97% and –8.42% for the S&P 500 Index (Total Return) and the Alerian MLP Index (Total Return) (“AMZ”), respectively.

The six month period ending May 31, 2015 was certainly challenging for energy-related equites.  The most pertinent topic was the weakness and volatility in crude oil prices.  Nonetheless, along with improving global demand for crude oil, we believe the energy industry appeared to be successfully working through the corrective part of this cycle.  Consequently, crude oil prices appeared to be forming a bottom during the period.  From our viewpoint, we believe exploration and production (“E&P”) management teams have reacted much quicker and more severely to the precipitous drop in commodities than they have historically.  According to IHS Herold, E&Ps reduced their capital spending guidance for 2015 by 37% on average.1  We believe it will not take long for the combination of spending cuts (i.e. lower growth capex and rigs deployed) and steep production declines associated with shale reserves to make an impact on supply.  In light of the 60% decline in the U.S. oil directed rig count since October 2014, the U.S. Energy Information Administration (“EIA”) recently revised their energy forecast and expects monthly U.S. production to generally decline from June 2015 through early 2016 before growth resumes.2  We believe this is a testament to the old adage:  the cure for low prices is low prices.

In our view, both midstream master limited partnership (“MLP”) management teams and investors have appropriately recalibrated expectations using realistic commodity price assumptions (i.e. approximately $50/bbl crude).  We also think investors have become more comfortable in this environment, assuming the recovery plays out as expected (the consensus is for a modest supply-driven price recovery closer to year-end—but with prices ultimately settling much lower than pre-crash ranges).  To be clear, while there are areas of weakness, such as certain natural gas gatherers & processors facing currently very depressed natural gas liquids prices and declining volumes, it is important to recognize that the broad trend for the overall midstream group remains stable.  Overall, there appears to be a modest reduction of future expected growth as volumes and projects are in many cases simply “pushed to the right” - in other words, not an absolute reduction of current cash flows.

Importantly, there are parts of the midstream energy industry that may benefit in a lower crude oil price environment.  Refined products pipelines systems have traditionally done very well in a supply-driven low crude price environment as consumers are incentivized to purchase more fuel.  Crude oil storage and terminalling can benefit as the contango forward curve incentivizes producers and marketers to fully utilize all available storage.  Natural gas infrastructure can benefit from robust investment primarily to get record Marcellus/Utica production to new markets in the Northeast and Southeast (e.g. gas powered utility demand) and South for LNG exports.  Retail propane and retail fuel margins can also benefit as underlying commodity price drop (cost of goods) is slower to be reflected in the retail price (sales price).

Turning to the Fund’s performance for the period, the Fund benefited from overweight exposure to holdings in the Crude Oil & Refined Products, General Partners and Natural Gas Transportation and Storage subsectors.  Portfolio holdings in the Crude Oil & Refined Products subsector contributed the strongest performance in large part due to the outsized actual and estimated distribution growth for its constituents relative to other MLPs.  Additionally, this subsector represented the largest average weight for the Fund as well as the largest overweight subsector versus the AMZ during the period.

The Fund was negatively impacted by the performance of holdings in the Large Cap Diversified and Natural Gas Gatherers & Processors subsectors; although the Fund maintained average weights for each subsector that were equal to or less than the AMZ.  Performance for holdings in the Natural Gas Gatherers & Processors subsector was particularly negatively impacted by the deteriorating commodity price environment.  Notably, the Fund had zero exposure during the period to the worst performing MLP subsectors, including Upstream and Coal, which negatively impacted the AMZ total return.

1 “Outlook for Upstream Spending for US E&Ps Continues to Drop.”  IHS Herold.  March 9, 2015.
2 “Short-Term Energy Outlook (STEO).”  U.S. Energy Information Administration.  June 2015.

On a stock specific basis, the top three contributors to the Fund’s absolute performance during the reporting period were, in order of greatest contribution to least: 1) Williams Partners LP, a Large Cap Diversified MLP; 2) Energy Transfer Equity LP, an MLP general partner; and 3) Shell Midstream Partners LP, a Crude Oil & Refined Products MLP.  Williams Partners’ performance benefited from the announced consolidation acquisition by its parent company, The Williams Companies, Inc.  Energy Transfer Equity is a general partner we project to have double-digit percent multi-year distribution growth driven by acquisitions and a healthy backlog of organic projects across a diverse asset base.  Shell Midstream Partners is a partnership that came public late in 2014 that we project to have over 20% multi-year distribution growth driven by asset acquisitions from its parent/sponsor.  All three of these holdings had positive absolute performance during the period.

The bottom three detractors from absolute performance during the reporting period, in order of the most negative performance to the least negative performance, were: 1) Access Midstream Partners, LP, a Natural Gas Gatherers & Processors MLP; 2) Sunoco Logistics Partners, a Crude Oil & Refined Products MLP; and 3) Enterprise Products Partners, LP, a Large Cap Diversified MLP.  All three of these detractors to Fund performance had negative absolute performance driven by the deteriorating commodity price environment.  Additionally, we believe weakness in Access Midstream Partners was further exacerbated by the merger with Williams Partners, which diluted the fee-based growth story of the prior stand-alone company.  The merger between Access Midstream Partners and Williams Partners was completed during the period.

During the reporting period, the Fund’s largest purchases included Genesis Energy LP, a Crude Oil & Refined Products MLP and TC Pipelines LP, a Natural Gas Transportation & Storage MLP.  The Fund purchased both securities due to their attractive yields with distribution growth potential in a low crude oil price environment.  The Fund also used the weakness in Sunoco Logistics Partners, a bottom three contributor for the period, to add exposure to the name.  During the reporting period, the Fund’s largest sales included DCP Midstream Partners LP, a Natural Gas Gatherers & Processors MLP and Regency Energy Partners LP, also a Natural Gas Gatherers & Processors MLP.  Both MLPs are negatively impacted by the deteriorating commodity price environment.  The Fund also decreased positions in Access Midstream Partners and Williams Partners in order to reduce the combined exposure to the pro forma merged entity.

From a subsector exposure level, the Fund increased subsector weightings in Crude Oil & Refined Products and Large Cap Diversified MLPs during the period.  The Fund reduced exposure to the Natural Gas Gatherers & Processors subsector.  At the end of the reporting period, the three largest subsector exposures, in order of size, were: 1) Crude Oil & Refined Products; 2) Large Cap Diversified; and 3) Natural Gas Gatherers & Processors.

In conclusion, we are constructive on the midstream MLP space, but recognize there will likely be continued volatility.  Our current view is that crude oil pricing and energy equities in general are in the process of bottoming.  There are select areas of production that are less economical to produce and could ultimately result in a decline in the flow of existing volumes, but we remain confident that North American shale basins will be developed over time, albeit at a reduced pace than previously assumed.  While expected volume growth, cap-ex spending, and distribution growth have moderated for at least 2015, we believe the midstream business model for the broad group (largely based on fee-based, multi-year contracts) is proving again to be resilient, and we do not foresee distribution cuts for the vast majority of midstream MLPs.  Earnings results for the recent fourth quarter 2014 and first quarter 2015 periods provided few surprises and were generally in line with expectations.  However, there has been considerable dispersion of returns even within MLP subsectors, creating opportunities for active stock selection.  Along with declining—but still positive—fund flows into MLP products, overall valuations have pulled back to longer-term historical levels.  With the reset of valuation levels lower and the double digit (yield plus growth) return potential, we believe the opportunity for patient, long-term investors is compelling.

We truly appreciate your support, and look forward to continuing to help you achieve your investment goals.

Sincerely,

Jerry V. Swank

Chairman and Chief Executive Officer

The information provided herein represents the opinion of the Fund’s portfolio managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.  The opinions expressed are as of the date of this report and are subject to change.

The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. An investment in the Fund involves risks. The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund will invest in Master Limited Partnerships (MLPs), which concentrate investments in the natural resource sector and are subject to the risks of energy prices and demand and the volatility of commodity investments. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. MLPs are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates. There is a risk to the future viability of the ongoing operation of MLPs that return investor’s capital in the form of distributions.

This performance update, which has been furnished on a confidential basis to the recipient, does not constitute an offer of any security, which may be made only by means of a private placement memorandum which contains a description of material terms and risks.

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The index does not include fees or expenses. It is not possible to invest directly in an index.

The Cushing® MLP Infrastructure Fund
ALLOCATION OF PORTFOLIO ASSETS (1)
May 31, 2015 (Unaudited)
(Expressed as a Percentage of Total Investments)

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Fund
SCHEDULE OF INVESTMENTS (Unaudited)

	May 31, 2015

	Shares	Fair Value
Common Stock - 5.6%
General Partners - 5.6%
United States - 5.6%
Kinder Morgan, Inc.	50,600	$2,099,394

Total Common Stock (Cost $1,901,289)		$2,099,394

Master Limited Partnerships and Related Companies - 90.3%
Crude Oil & Refined Products - 34.2%
United States - 34.2%
Buckeye Partners, L.P.	19,100	$1,477,003
Enable Midstream Partners, L.P.	32,700	582,060
Genesis Energy, L.P.	27,400	1,332,462
MPLX, L.P.	19,100	1,394,300
NuStar Energy L.P.	21,500	1,341,815
Phillips 66 Partners, L.P.	16,850	1,225,669
Rose Rock Midstream, L.P.	21,200	1,074,204
Shell Midstream Partners, L.P.	34,600	1,553,540
Sunoco Logistics Partners, L.P.	41,900	1,659,240
Tesoro Logistics, L.P.	20,050	1,159,091
		12,799,384
Large Cap Diversified - 35.7%
United States - 35.7%
Enbridge Energy Partners, L.P.	28,200	1,045,938
Energy Transfer Equity, L.P.	31,400	2,156,238
Energy Transfer Partners, L.P.	30,950	1,740,318
Enterprise Products Partners, L.P.	59,650	1,933,853
Magellan Midstream Partners, L.P.	22,700	1,809,644
ONEOK Partners, L.P.	16,850	657,993
Plains All American Pipeline, L.P.	33,700	1,582,215
Williams Partners, L.P.	43,250	2,416,810
		13,343,009
Natural Gas Gatherers & Processors - 13.5%
United States - 13.5%
Enlink Midstream Partners, L.P.	45,050	1,118,141
MarkWest Energy Partners, L.P.	23,450	1,515,573
Targa Resources Partners, L.P.	23,200	1,002,936
Western Gas Partners, L.P.	20,600	1,411,100
		5,047,750
Natural Gas Transportation & Storage - 6.9%
United States - 6.9%
EQT Midstream Partners, L.P.	20,950	1,752,886
TC Pipelines, L.P.	13,200	843,480
		2,596,366

Total Master Limited Partnerships and Related Companies (Cost $25,488,502)		$33,786,509

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Fund
SCHEDULE OF INVESTMENTS (Continued)

	May 31, 2015

	Shares	Fair Value
Short-Term Investments - Investment Companies - 4.5%
United States - 4.5%
AIM Short-Term Treasury Portfolio Fund - Institutional Class, 0.02% (1)	334,099	$334,099
Fidelity Government Portfolio Fund - Institutional Class, 0.01% (1)	334,099	334,099
Fidelity Money Market Portfolio - Institutional Class, 0.11% (1)	334,099	334,099
First American Government Obligations Fund - Class Z, 0.01% (1)	334,099	334,099
Invesco STIC Prime Portfolio, 0.07% (1)	334,099	334,099
Total Short-Term Investments (Cost $1,670,495)		$1,670,495

Total Investments - 100.4% (Cost $29,060,286)		$37,556,398
Liabilities in Excess of Other Assets - (0.4)%		(164,925)
Total Net Assets Applicable to Unitholders - 100.0%		$37,391,473

Percentages are stated as a percent of net assets.
(1) Rate reported is the current yield as of May 31, 2015.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Fund
STATEMENT OF ASSETS & LIABILITIES (Unaudited)

May 31, 2015
Assets
Investments at fair value (cost $29,060,286)	$37,556,398
Cash	200,000
Other assets	958
Total assets	37,757,356

Liabilities
Subscriptions received in advance	300,000
Payable to Adviser, net of waiver	15,666
Accrued expenses	50,217
Total liabilities	365,883
Preferred Shares
Net assets	$37,391,473

Net Assets Consisting of
Additional paid-in capital	$19,316,605
Accumulated net investment income	3,539,130
Accumulated realized gain	6,039,626
Net unrealized appreciation on investments	8,496,112
Net assets	$37,391,473

Net Asset Value, 34,344.81 units outstanding	$1,088.71

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Fund
STATEMENT OF OPERATIONS (Unaudited)

Period From December 1, 2014 through May 31, 2015
Investment Income
Distribution income	$816,664
Interest income	857
Total Investment Income	817,521

Expenses
Advisory fees	178,597
Professional fees	35,550
Administrator fees	31,329
Trustees' fees	19,302
Fund accounting fees	15,898
Insurance fees	5,928
Custodian fees and expenses	4,299
Transfer agent fees	3,517
Reports to unitholders	2,711
Registration fees	1,099
Other expenses	4,759
Total Expenses	302,989
Less: expense reimbursement by Adviser, net	(35,802)
Net Expenses	267,187
Net Investment Income	550,334

Realized and Unrealized Loss on Investments
Net realized loss on investments	(119,466)
Net change in unrealized depreciation of investments	(990,356)
Net Realized and Unrealized Loss on Investments	(1,109,822)
Decrease in Net Assets Resulting from Operations	$(559,488)

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Fund
STATEMENTS OF CHANGES IN NET ASSETS

Period From December 1, 2014 Through May 31, 2015	Year Ended November 30, 2014
	(Unaudited)
Operations
Net investment income	$550,334	$942,137
Net realized gain (loss) on investments	(119,466)	3,723,458
Net change in unrealized appreciation (depreciation) of investments	(990,356)	3,260,913
Net increase (decrease) in net assets resulting from operations	(559,488)	7,926,508
Dividends and Distributions to Unitholders
Net investment income	-	-
Return of capital	(775,656)	(1,374,623)
Total dividends and distributions to unitholders	(775,656)	(1,374,623)
Capital Share Transactions (Note 7)
Proceeds from unitholder subscriptions	2,605,000	2,921,991
Distribution reinvestments	289,317	519,100
Payments for redemptions	-	(2,167,138)
Net increase in net assets from capital share transactions	2,894,317	1,273,953
Total increase in net assets	1,559,173	7,825,838
Net Assets
Beginning of period	35,832,300	28,006,462
End of period	$37,391,473	$35,832,300
Accumulated net investment income at the end of the period	$3,539,130	$2,988,796

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Fund
STATEMENT OF CASH FLOWS

Period From December 1, 2014 Through May 31, 2015
OPERATING ACTIVITIES	(Unaudited)

Decrease in Net Assets Resulting from Operations	$(559,488)
Adjustments to reconcile decrease in net assets resulting from operations to net cash used in operating activities
Net realized loss on sales of investments	119,466
Net change in unrealized depreciation of investments	990,356
Purchases of investments in securities	(5,121,328)
Proceeds from sales of investments in securities	2,663,690
Purchases of short-term investments	(530,585)
Changes in operating assets and liabilities
Other assets	256,788
Payable to Adviser, net of waiver	(9,367)
Accrued expenses	(28,194)
Net cash used in operating activities	(2,218,662)
FINANCING ACTIVITIES
Proceeds from issuance of units, net of change in subscriptions received in advance	2,755,000
Distributions paid	(486,339)
Net cash provided by financing activities	2,268,661
INCREASE IN CASH	49,999

CASH:
Beginning of period	150,001
End of period	$200,000

SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Distribution reinvestment	$289,317

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Fund
FINANCIAL HIGHLIGHTS

	Period From December 1, 2014 Through May 31, 2015		Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012	Year Ended November 30, 2011	Period From March 1, 2010 (1) Through November 30, 2010
	(Unaudited)
Per Unit Data (2)
Net Asset Value, beginning of
period	$1,132.69		$927.42	$723.54	$662.02	$619.78	$500.00
Income from Investment Operations:
Net investment income	16.80		29.82	28.01	28.29	29.24	17.60
Net realized and unrealized
gain on investments	(36.43)		219.07	214.92	69.18	43.66	102.18
Total increase from investment operations	(19.63)		248.89	242.93	97.47	72.90	119.78
Less Distributions:
Net investment income	-		-	-	-	-	-
Return of capital	(24.35)		(43.62)	(39.05)	(35.95)	(30.66)	-
Total distributions to unitholders	(24.35)		(43.62)	(39.05)	(35.95)	(30.66)	-
Net Asset Value, end of period	$1,088.71		$1,132.69	$927.42	$723.54	$662.02	$619.78

Total Investment Return (3)	(1.7)%	(4)	26.8%	33.6%	14.7%	12.0%	24.0	%(4)
Supplemental Data and Ratios
Net assets, end of period	$37,391,473		$35,832,300	$28,006,462	$19,111,852	$12,137,783	$4,892,232

Ratio of expenses to average
net assets before waiver (5)	1.7%		1.5%	1.9%	1.8%	1.6%	7.5%

Ratio of expenses to average
net assets after waiver (5)	1.5%		1.5%	1.5%	1.2%	1.0%	1.0%

Ratio of net investment
income (loss) to average net
assets before waiver (5)	2.9%		2.7%	2.8%	3.4%	4.0%	(2.2)%

Ratio of net investment
income (loss) to average net
assets after waiver (5)	3.1%		2.7%	3.2%	4.0%	4.6%	4.3%

Portfolio turnover rate	7.80%	(4)	26.02%	36.69%	122.64%	129.02%	28.32	%(4)

(1) Commencement of operations.
(2) Information presented relates to a unit outstanding for the entire period.
(3) Individual returns and ratios may vary based on the timing of capital transactions.
(4) Not annualized.
(5) All income and expenses are annualized for periods less than one full year .

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS
May 31, 2015 (Unaudited)

1.	Organization
The Cushing® MLP Infrastructure Fund (the "Fund"), was organized as a Delaware statutory trust pursuant to an agreement and declaration of trust dated January 15, 2010 (the “Declaration of Trust”).  The Fund’s investment objective is to seek a high level of after-tax total return, with an emphasis on current distributions paid to its unitholders.  The Fund commenced operations on March 1, 2010. Effective August 1, 2012, the Fund registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940.  The Fund is managed by Cushing® Asset Management, LP (the “Adviser”).

2.	Significant Accounting Policies

A. Basis of Presentation
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) as detailed in the Financial Accounting Standards Board’s Accounting Standards Codification.

B. Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

C. Investment Valuation
The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees” or “Trustees”) from time to time.  The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)           The fair value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, the Adviser utilizes, when available, pricing quotations from principal market markers.  Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market.

(ii)           The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees.  The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

D. Security Transactions, Investment Income and Expenses
Security transactions are accounted for on the date the securities are purchased or sold (trade date).  Realized gains and losses are reported on a specific identified cost basis.  Interest income is recognized on an accrual basis.  Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital.  The Fund records investment income on the ex-date of the distributions.  These distributions are included in Distribution Income on the Statement of Operations.

Expenses are recorded on an accrual basis.

E.  Dividends and Distributions to Unitholders
Dividends and distributions to unitholders are recorded on the ex-dividend date.  The character of dividends and distributions to unitholders are comprised of 100 percent return of capital.

F. Federal Income Taxation
The Fund is treated as a partnership for Federal income tax purposes.  Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.  The Fund does not record a provision for U.S. federal, state, or local income taxes because the unitholders report their share of the Fund’s income or loss on their income tax returns.

The Fund files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states.  Generally, the Fund is subject to income tax examinations by major taxing authorities for all tax years since its inception.

In accordance with GAAP, the Fund is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position.  The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authorities.  Based on its analysis, the Fund has determined that it has not incurred any liability for unrecognized tax benefits as of May 31, 2015.  The Fund does not expect that its assessment regarding unrecognized tax benefits will materially change over the next twelve months.  However, the Fund’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions, compliance with U.S. federal and U.S. state and foreign tax laws, and changes in the administrative practices and precedents of the relevant taxing authorities.

The difference between book basis and tax basis is attributable primarily to net unrealized appreciation on investments.  The tax basis of the Fund’s investments as of May 31, 2015 was $29,060,286 and net unrealized appreciation was $8,496,112 (gross unrealized appreciation $8,832,175; gross unrealized depreciation $336,063).

G. Cash Flow Information
The Fund makes distributions from investments, which include the amount received as cash distributions from MLPs and common stock dividends.  These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H.  Indemnifications
Under the Fund’s organization documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties.  The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur.

3.	Concentrations of Risk
The Fund’s investment objective is to seek a high level of after-tax total return, with an emphasis on current distributions paid to its unitholders. The Fund seeks to achieve its investment objective by investing, under normal market conditions, in MLPs.

In the normal course of business, substantially all of the Fund’s securities transactions, money balances, and security positions are transacted with the Fund’s custodian, U.S. Bank, N.A.  The Fund is subject to credit risk to the extent any broker with whom it conducts business is unable to fulfill contractual obligations on its behalf.  The Adviser monitors the financial conditions of such brokers.

4.	Agreements and Related Party Transactions
The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Adviser.  Under the terms of the Agreement, the Fund pays the Adviser a management fee, calculated and payable monthly in advance, equal to 0.083% (1.0% per annum) of the net assets of the Fund determined as of the beginning of each calendar month for services and facilities provided by the Adviser to the Fund.

For the period ended May 31, 2015, the Adviser agreed to waive a portion of its management fee and reimburse Fund expenses such that Fund operating expenses would not exceed 1.50%.  For the period ended May 31, 2015, the Adviser earned $178,597 in advisory fees and waived fees and reimbursed Fund expenses in the amount of $35,802.

Waived fees and reimbursed Fund expenses, including prior year expenses, are subject to potential recovery by year of expiration.  The Adviser’s waived fees and reimbursed expenses that are subject to potential recovery are as follows:

Fiscal Year Incurred	Amount Reimbursed	Amount Recouped	Amount Subject to Potential Recovery	Expiration Date
November 30, 2012	$ 42,533	$ 10,487	$ 32,046	November 30, 2015
November 30, 2013	107,752	-	107,752	November 30, 2016
November 30, 2014	21,221	-	21,221	November 30, 2017
November 30, 2015	35,802	-	35,802	November 30, 2018
	$ 207,308	$ 10,487	$ 196,821

Jerry V. Swank, the founder and managing partner of the Adviser, is Chairman of the Fund’s Board of Trustees.

U.S. Bancorp Fund Services, LLC serves as the Fund’s administrator and transfer agent.  The Fund pays the administrator a monthly fee computed at an annual rate of 0.07% of the first $100,000,000 of the Fund’s net assets, 0.04% on the next $200,000,000 of net assets and 0.04% on the balance of the Fund’s net assets, with a minimum annual fee of $45,000.

U.S. Bank, N.A. serves as the Fund’s custodian.  The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

Certain unitholders are affiliated with the Fund.  The aggregate value of the affiliated unitholders’ share of net assets at May 31, 2015 is approximately $703,000.

5.	Fair Value Measurements
Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.
		Fair Value Measurements at Reporting Date Using
	Fair Value as of	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
Description	May 31, 2015	(Level 1)	(Level 2)	(Level 3)
Assets Equity Securities Common Stock	$ 2,099,394	$ 2,099,394	$ -	$ -
Master Limited Partnerships and Related Companies (a)	33,786,509	33,786,509	-	-
Total Equity Securities	35,885,903	35,885,903	-	-
Other Short-Term Investments	1,670,495	1,670,495	-	-
Total Other	1,670,495	1,670,495	-	-
Total Assets	$ 37,556,398	$ 37,556,398	$ -	$ -
(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the period ended May 31, 2015.

During the period ended May 31, 2015, the Fund did not have any transfers between any of the levels of the fair value hierarchy.

6.	Investment Transactions
For the period ended May 31, 2015, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $5,121,361 and $2,663,690 (excluding short-term securities), respectively.

7.	Unit Transactions
Units of beneficial interest (“Units”) of the Fund may be offered or sold in a private placement to persons who satisfy the suitability standards set forth in the Fund’s confidential offering memorandum.  The Fund generally offers Units on the first business day of each month.  As of May 31, 2015, the Fund had 34,344.81 Units outstanding.

The Fund generally intends to pay distributions quarterly, in such amounts as may be determined from time to time by the Fund’s Board of Trustees.  Unless a unitholder elects otherwise, distributions, if any, will be automatically reinvested in additional Units in the Fund.  For the period ended May 31, 2015, the Fund issued 262.35 units through its dividend reinvestment plan.

8.	Subsequent Events
The Adviser has evaluated the impact of all subsequent events on the Fund.

From June 1, 2015 through July 30, 2015, the Fund accepted additional subscriptions of $350,000 and accepted redemptions of approximately $365,000.  On July 15, 2015, the Fund commenced a tender offer to repurchase up to 40% of the Fund’s outstanding units as of July 31, 2015.

On July 1, 2015, the Fund issued 144.19 units through its dividend reinvestment plan.

Effective as of July 1, 2015, the Fund converted to a "master/feeder" structure by contributing substantially all of its investable assets less cash retained by the Fund (the “Transferred Assets”) to The Cushing® MLP Infrastructure Master Fund (the “Master Fund”) in exchange for Master Fund units with an aggregate net asset value equal to the aggregate value of the Transferred Assets.  The Fund will pursue its investment objective by investing all or substantially all of its investable assets in the Master Fund  The Master Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 and has the same investment objectives as the Fund.

The Cushing® MLP Infrastructure Fund
ADDITIONAL INFORMATION (Unaudited)
May 31, 2015

Investment Policies and Parameters
The Commodity Futures Trading Commission (“CFTC”) amended Rule 4.5 which permits investment advisers to registered investment companies to claim an exclusion from the definition of commodity pool operator with respect to a fund provided certain requirements are met. In order to permit the Adviser to continue to claim this exclusion with respect to the Fund under the amended rule, the Fund limits its transactions in futures, options of futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions.  The Fund and the Adviser do not believe that complying with the amended rule will limit the Fund’s ability to use futures, options and swaps to the extent that it has used them in the past.

Trustee and Officer Compensation
The Fund does not currently compensate any of its trustees who are interested persons nor any of its officers. During the period ended May 31, 2015, the aggregate compensation paid by the Fund to each independent trustee was $6,647.  The Fund did not pay any special compensation to any of its trustees or officers.  The Fund continuously monitors standard industry practices and this policy is subject to change.  The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Fund toll-free at (877) 653-1415 and on the SEC’s Web site at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements
This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Proxy Voting Policies
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 will be available to stockholders (i) without charge, upon request by calling the Fund toll-free at (877) 653-1415; and (ii) on the SEC’s Web site at www.sec.gov.  The Fund was not registered with the SEC until August 1, 2012, therefore proxy voting information is only made available from this date forward.

Form N-Q
The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q.  The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s Web site at www.sec.gov from August 1, 2012 forward.  In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Privacy Policy
In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities.  This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections.  We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders.  We also maintain certain other safeguards to protect your nonpublic personal information.

Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please contact investor services at investorservices@usbank.com to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

The Cushing® MLP Infrastructure Fund
Board Approval of Investment Management Agreement (Unaudited)
May 31, 2015

On May 21, 2015, the Board of Trustees of the Fund (members of which are referred to collectively as the “Trustees”) met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between the Fund and Cushing® Asset Management, LP (the “Adviser”).

Activities and Composition of the Board

The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”).  The Board of Trustees is responsible for the oversight of the operations of the Fund and performs the various duties imposed by the 1940 Act on the trustees of investment companies.  The Independent Trustees have retained independent legal counsel to assist them in connection with their duties.  Prior to its consideration of the Agreement, the Board of Trustees received and reviewed information provided by the Adviser.  The Board of Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement.  Before the Board of Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

Consideration of Nature, Extent and Quality of the Services

The Board of Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Agreement.  The Board of Trustees reviewed certain background materials supplied by the Adviser in its presentation, including the Adviser’s Form ADV.

The Board of Trustees reviewed and considered the Adviser’s investment advisory personnel, its history as an asset manager and its performance and the amount of assets currently under management by the Adviser.  The Board of Trustees also reviewed the research and decision-making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Fund.

The Board of Trustees considered the background and experience of the Adviser’s management in connection with the Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of the Fund’s actual and potential investments.

The Board of Trustees also reviewed, among other things, the Adviser’s conflict of interest policies, insider trading policies and procedures and its Code of Ethics.  The Board of Trustees, including all of the Independent Trustees, concluded that the nature, extent and quality of services to be rendered by the Adviser under the Agreement were adequate.

Consideration of Advisory Fees and the Cost of the Services

The Board of Trustees reviewed and considered the contractual annual advisory fee to be paid by the Fund to the Adviser in light of the extent, nature and quality of the advisory services to be provided by the Adviser to the Fund.

The Board of Trustees considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses with (a) a peer group of competitor closed-end funds determined by the Adviser; and (b) other accounts or vehicles managed by the Adviser.  Given the small universe of managers and funds fitting within the criteria for the peer group, the Adviser did not believe that it would be beneficial to engage the services of an independent third-party to prepare the peer group analysis, and the Independent Trustees concurred with this approach.

Based on such information, the Board of Trustees determined that the Fund’s management fee and total expense ratio were significantly below the peer group median.  The Board of Trustees also concluded that the fees charged by the Adviser to the Fund relative to comparable accounts of the Adviser employing similar strategies were reasonable in light of the differences between the types of clients, the kinds of costs incurred by the Adviser, and other considerations faced by the Adviser in competing for and servicing such clients.

Consideration of Investment Performance

The Board of Trustees regularly reviews the performance of the Fund throughout the year.  The Board of Trustees reviewed performance information comparing the performance of the Fund against benchmark indices and its peer group.  The Board of Trustees noted that the Fund continued to outperform its benchmark index, with significant outperformance in the 1-year and 3-year periods.

Other Considerations

The Board of Trustees received and considered a profitability analysis prepared by the Adviser based on the fees payable by the Fund under the Agreement.  The Board of Trustees considered the profits realized and anticipated to be realized by the Adviser in connection with the operation of the Fund and concluded that the profit, if any, anticipated to be realized by the Adviser in connection with the operation of the Fund is not unreasonable to the Fund.

The Board of Trustees considered whether economies of scale in the provision of services to the Fund had been or would be passed along to the shareholders under the Agreement.  The Board of Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Fund, including soft dollar arrangements or other so called “fall-out benefits.”  The Board of Trustees concluded there were no material economies of scale or other incidental benefits accruing to the Adviser in connection with its relationship with the Fund.

Conclusion

In approving the Agreement and the fees charged under the Agreement, the Board of Trustees concluded that no single factor reviewed by the Board of Trustees was identified by the Board of Trustees to be determinative as the principal factor in whether to approve the Agreement.  The summary set out above describes the most important factors, but not all of the matters, considered by the Board of Trustees in coming to its decision regarding the Agreement.  On the basis of such information as the Board of Trustees considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after much discussion, the Board of Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Agreement.  It was noted that it was the judgment of the Board of Trustees that approval of the Agreement was consistent with the best interests of the Fund and its shareholders. A majority of the Trustees and, voting separately, a majority of the Independent Trustees, approved the Agreement.

The Board of Trustees also considered an amendment to the Agreement (the “Amendment”) to be implemented in connection with the conversion of the Fund to a master/feeder structure, in which the Fund would invest substantially all of its investable assets in The Cushing® MLP Infrastructure Master Fund (the “Master Fund”), a registered closed-end investment company that has the same investment objective and substantially the same investment policies as the Fund.  The Amendment provides that for so long as the Fund invests through the Master Fund, the Adviser will not be entitled to any management fee from the Fund with respect to the portion of the Fund’s assets that are so invested. If the Fund does not invest through the Master Fund, the Fund will continue to pay a management fee to the Adviser of 1.00% per annum of the Fund’s Managed Assets payable monthly in arrears.  The Board of Trustees determined that approving the Amendment was consistent with the best interests of the Fund and its unitholders.

The Cushing® MLP Infrastructure Master Fund
Board Approval of Investment Management Agreement (Unaudited)
May 31, 2015

On May 21, 2015, the Board of Trustees of The Cushing® MLP Infrastructure Master Fund (the “Master Fund”) (members of which are referred to collectively as the “Trustees”) met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between the Master Fund and Cushing® Asset Management, LP (the “Adviser”).

Activities and Composition of the Board

The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Master Fund (the “Independent Trustees”).  The Board of Trustees is responsible for the oversight of the operations of the Master Fund and performs the various duties imposed by the 1940 Act on the trustees of investment companies.  The Independent Trustees have retained independent legal counsel to assist them in connection with their duties.  Prior to its consideration of the Agreement, the Board of Trustees received and reviewed information provided by the Adviser.  The Board of Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement.  Before the Board of Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

Consideration of Nature, Extent and Quality of the Services

The Board of Trustees received and considered information regarding the nature, extent and quality of services provided to the Master Fund under the Agreement.  The Board of Trustees reviewed certain background materials supplied by the Adviser in its presentation, including the Adviser’s Form ADV.

The Board of Trustees reviewed and considered the Adviser’s investment advisory personnel, its history as an asset manager and its performance and the amount of assets currently under management by the Adviser.  The Board of Trustees also reviewed the research and decision-making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Master Fund.

The Board of Trustees considered the background and experience of the Adviser’s management in connection with the Master Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Master Fund and the extent of the resources devoted to research and analysis of the Master Fund’s actual and potential investments.

The Board of Trustees also reviewed, among other things, the Adviser’s conflict of interest policies, insider trading policies and procedures and its Code of Ethics.  The Board of Trustees, including all of the Independent Trustees, concluded that the nature, extent and quality of services to be rendered by the Adviser under the Agreement were adequate.

Consideration of Advisory Fees and the Cost of the Services

The Board of Trustees reviewed and considered the contractual annual advisory fee to be paid by the Master Fund to the Adviser in light of the extent, nature and quality of the advisory services to be provided by the Adviser to the Master Fund.

The Board of Trustees considered the information they received comparing the Master Fund’s contractual annual advisory fee and overall expenses with (a) a peer group of competitor closed-end funds determined by the Adviser; and (b) other accounts or vehicles managed by the Adviser.  Given the small universe of managers and funds fitting within the criteria for the peer group, the Adviser did not believe that it would be beneficial to engage the services of an independent third-party to prepare the peer group analysis, and the Independent Trustees concurred with this approach.

Based on such information, the Board of Trustees determined that although the peer group was of limited utility because of the significant differences between the Master Fund and the other funds in the peer group, the Master Fund’s proposed management fee and total expense ratio were significantly below the peer group median, and the proposed management fee was identical to the current management fee for The Cushing® MLP Infrastructure Master Fund, which was expected to be converted to a “feeder fund” that would invest substantially all of its investable assets in the Master Fund.  The Board noted that under the proposed master/feeder structure, the feeder funds would not pay a management fee to the Adviser. The Board of Trustees also concluded that the fees charged by the Adviser to each fund relative to comparable accounts of the Adviser employing similar strategies were reasonable in light of the differences between the types of clients, the kinds of costs incurred by the Adviser, and other considerations faced by the Adviser in competing for and servicing such clients.

Consideration of Investment Performance

The Board of Trustees regularly reviews the performance of The Cushing® MLP Infrastructure Fund throughout the year.  The Board of Trustees reviewed performance information comparing the performance of The Cushing® MLP Infrastructure Fund against benchmark indices and its peer group.  The Board of Trustees noted that The Cushing® MLP Infrastructure Fund had outperformed its benchmark index, with significant outperformance in the 1-year and 3-year periods, and the proposed strategy of the Fund would be identical to the current strategy of The Cushing® MLP Infrastructure Fund.

Other Considerations

The Board of Trustees received and considered a profitability analysis prepared by the Adviser based on the fees payable by The Cushing® MLP Infrastructure Fund.   The Board noted that under the proposed master/feeder structure, the feeder funds would not pay a management fee to the Adviser. The Board of Trustees considered the profits that could be anticipated to be realized by the Adviser in connection with the operation of the Master Fund and concluded that the profit, if any, anticipated to be realized by the Adviser in connection with the operation of the Master Fund is not unreasonable to the Master Fund.

The Board of Trustees considered whether economies of scale in the provision of services to the Master Fund had been or would be passed along to the shareholders under the Agreement.  The Board of Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Master Fund, including soft dollar arrangements or other so called “fall-out benefits.”  The Board of Trustees concluded there were no material economies of scale or other incidental benefits accruing to the Adviser in connection with its relationship with the Master Fund.

Conclusion

In approving the Agreement and the fees charged under the Agreement, the Board of Trustees concluded that no single factor reviewed by the Board of Trustees was identified by the Board of Trustees to be determinative as the principal factor in whether to approve the Agreement.  The summary set out above describes the most important factors, but not all of the matters, considered by the Board of Trustees in coming to its decision regarding the Agreement.  On the basis of such information as the Board of Trustees considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after much discussion, the Board of Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Agreement.  It was noted that it was the judgment of the Board of Trustees that approval of the Agreement was consistent with the best interests of the Master Fund and its shareholders. A majority of the Trustees and, voting separately, a majority of the Independent Trustees, approved the Agreement.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 12/01/2014-12/31/2014*	0	0	0	0
Month #2 01/01/2015-01/31/2015	0	0	0	0
Month #3 02/01/2015-02/28/2015	0	0	0	0
Month #4 03/01/2015-03/31/2015^	0	0	0	0
Month #5 04/01/2015-04/30/2015	0	0	0	0
Month #6 05/01/2015-05/31/2015	0	0	0	0
Total	0	0	0	0
*The Fund issued a tender offer on October 16, 2014.  The tender offer enabled up to $14,985,133 to be redeemed by shareholders.  The tendered shares were paid out at the December 31, 2014 net asset value per share.
^The Fund issued a tender offer on January 13, 2015.  The tender offer enabled up to $13,994,704 to be redeemed by shareholders.  The tendered shares were paid out at the March 31, 2015 net asset value per share.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Cushing MLP Infrastructure Fund

By (Signature and Title) /s/ Daniel L. Spears
Daniel L. Spears, President

Date   August 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Daniel L. Spears
Daniel L. Spears, President

Date   August 5, 2015

By (Signature and Title) /s/ John H. Alban
John H. Alban, Treasurer & Chief Financial Officer

Date   August 5, 2015